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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of Earliest Event Reported):           March 6, 1995
                                                   ----------------------------

                         MORRISON KNUDSEN CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)



                I-8889                                       82-0393735
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         (Commission File Number)               (I.R.S. Employer Identification No.)


      Morrison Knudsen Plaza, Boise, Idaho                        83729
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    (Address of Principal Executive Offices)                   (Zip Code)


                               (208) 386-5000
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              (Registrant's Telephone Number, Including Area Code)
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Item 5.  Other Material Important Events.

On March 6, 1995, the Company announced the possible dispositions of its equity investments in MK Gold Company, MK Rail Corporation and McConnell Dowell Corporation, the sale of its subsidiary, Western Aircraft, Inc. and of its investment in American Bank in Poland. See the press release which is attached hereto as Exhibit 1.

On March 9, 1995, the Company announced the elections of Robert A. Tinstman as a Director and President and Chief Executive Officer, Stephen G. Hanks as Executive Vice President and Chief Legal Officer, and Denis M. Slavich as Executive Vice President and Chief Financial Officer. See the press release which is attached hereto as Exhibit 2.

At its meeting held on March 8, 1995, the Board of Directors of the Company resolved that the Annual Meeting of Stockholders of the Company will be held on Friday, June 2, 1995 at the Company's World Headquarters Complex in Boise, Idaho.

The Company has been served with the following lawsuits:

         Michael Weiss vs. Morrison Knudsen Corporation, U.S. District Court Case No. CIV95-0108-9-EJL;

         Ellie M. Flinn vs. William J. Agee, et al., Fourth Judicial District, State of Idaho, Case No. CVOC9500765D;

         Theodore E. Nelson vs. Morrison Knudsen Corporation, U. S. District Court, State of Tennessee, Case No. 95-1029;

         Richard L. Jacobs, et al., vs. Morrison Knudsen Corporation, U. S. District Court, State of Tennessee, Case NO. 95-1024; and

         Daniel Wohlgelernter vs. MK Rail Corporation, State of Idaho, County of Ada, Case No. CV OC 9500656D.
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                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MORRISON KNUDSEN CORPORATION
                                       (Registrant)



                                       By: /s/ Stephen G. Hanks
March 14, 1995                             -------------------------------------
                                           Stephen G. Hanks
                                           Executive Vice President and
                                           Chief Legal Officer
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                                   EXHIBIT 1
MORRISON KNUDSEN CORPORATION                                        NEWS RELEASE

Morrison Knudsen Plaza/P. O. Box 73
Boise, Idaho  83729
Telex: 368439/Phone: (208) 386-5387             For Further Information Contact:
Fax: (208) 386-5065                                   Corporate Communications



FOR RELEASE:
                                 MARCH 6, 1995

                MK ANNOUNCES PLANNED SALE OF NON-CORE BUSINESSES

         BOISE -- Morrison Knudsen Corporation announced today that as part of the company's restructuring program, its Board of Directors has approved the management strategic plan to explore the sale of a number of the company's investments in non-core businesses. Included are the possible dispositions of the company's equity investments in MK Gold Company (46.4%), MK Rail Corporation (65%), and McConnell Dowell (63%). In addition, the company is also pursuing the sale of its Boise-based subsidiary, Western Aircraft, Inc., a corporate and general aviation maintenance service center, and its investment in the American Bank of Poland.

         William P. Clark, MK's acting chairman, said that the planned divestitures will provide MK with financial flexibility and strengthen the company's core construction, engineering, transit, mining, environmental and operations & maintenance operations.

         Boise-based MK Gold Company (NASDAQ-MKAU) is an international gold mining company with anticipated North American production of more than 70,000 ounces of gold for fiscal year 1995.

         MK Rail Corporation (NASDAQ-MKRL) designs, manufactures and distributes locomotive components, provides fleet maintenance services for the railroad industry and remanufactures locomotives.

         McConnell Dowell, based in Melbourne, Australia, is a construction company with operations in the Pacific Rim and Middle East.

         Morrison Knudsen Corporation (MRN-NYSE), founded in 1912, serves the world's construction, engineering, mining, environmental, industrial, power and transportation markets as an engineer, contractor, and manufacturer.

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                                   EXHIBIT 2

MORRISON KNUDSEN CORPORATION                                        NEWS RELEASE

Morrison Knudsen Plaza/P. O. Box 73
Boise, Idaho  83729
Telex:  368439/Phone:  (208) 386-5387           For Further Information Contact:
Fax: (208) 386-5065                                     Corporate Communications



FOR RELEASE:
                                 MARCH 9, 1995

                     MORRISON KNUDSEN NAMES MANAGEMENT TEAM

         BOISE -- Morrison Knudsen Corporation today announced that its Board of Directors has named Robert A. Tinstman president and chief executive officer. Tinstman, 48, formerly acting chief operating officer, was also named to MK's Board of Directors. He previously served as president of MK's Mining Group and earlier, as president of Morrison Knudsen Engineers, Inc. He also headed MK's environmental operations. Tinstman has more than 26 years of engineering experience, 20 with Morrison Knudsen.

         In making the announcement, William P. Clark, acting chairman of the board, said that once it is clear the new management team is operational, he intends to return to his family ranch and business in Central California. Clark, 63, who came on the Board late last year, has served as acting chairman since February 10 of this year. He is former Secretary of Interior, National Security Advisor to President Reagan, and Justice of the California Supreme Court.

         Stephen G. Hanks, has been named the company's executive vice president and chief legal officer. A 16-year veteran of the company, Hanks, 44, has served as executive vice president - administration and finance, senior vice president and secretary. He is an attorney, a certified public accountant and holds an MBA from the University of Utah.

         MK's Board also named Denis M. Slavich, 54, executive vice president and chief financial officer. Before joining MK, Slavich had been vice president - marketing for Fluor Daniel, Inc. He also held senior management positions with Bechtel Group, Inc. for more than 20 years, including corporate director, chief financial officer, and senior vice president. Slavich holds a Ph.D. from the Massachusetts Institute of Technology, an MBA from the University of Pittsburgh and a degree in electrical engineering from the University of California.

         "This new management team's priority is to stabilize the company and refocus on its core businesses," said Tinstman. "More than ever before, the company's new corporate management will work together, along with its operating group executives, to face and overcome MK's substantial challenges."

         Morrison Knudsen Corporation (MRN-NYSE), founded in 1912, serves the world's construction, engineering, mining, environmental, industrial, power and transportation markets as an engineer, contractor, and manufacturer.




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